OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Supplement dated April 3, 2009
to the Prospectus dated January 28, 2009

This supplement amends the Prospectus dated January 28, 2009.

The Prospectus is revised by deleting the section titled “Advisory Fees” on page 20 in its entirety and replacing it with the following:

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.50% of the first $100 million of average annual net assets of the Fund, 0.45% of the next $150 million, 0.40% of the next $175 billion, and 0.39% of average annual net assets over $2 billion. The Fund’s advisory fee for the period ended September 30, 2008 was 0.41% of average annual net assets for each class of shares. Effective April 1, 2009, the Manager has agreed to voluntarily waive the advisory fee by 0.06% of the Fund’s average daily net assets through March 31, 2010. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract is available in the Fund’s Annual Report to shareholders for the fiscal year ended September 30, 2008.

April 3, 2009                                                                                                         PS0860.031